                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 19, 2003



                             BRANDYWINE REALTY TRUST
                 ---------------------------------------------
                 (Exact name of issuer as specified in charter)



            MARYLAND                     1-9106                  23-2413352
  (State or Other Jurisdiction         (Commission           (I.R.S. Employer
       of Incorporation or                 file                Identification
          Organization)                  number)                  Number)



                          401 Plymouth Road, Suite 500
                      Plymouth Meeting, Pennsylvania 19462
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 19, 2003, Brandywine Realty Trust (the "Company") informed its independent accountants, KPMG LLP ("KPMG"), that they would be dismissed effective as of June 19, 2003.

         The audit report of KPMG on the Company's consolidated financial statements for the years ended December 31, 2002 and December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. During its audit for the fiscal years ended December 31, 2002 and December 31, 2001, and for the subsequent interim period through the date of this Form 8-K, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in their reports, and (ii) there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company's Audit Committee authorized the dismissal of KPMG and appointment of PricewaterhouseCoopers LLP ("PWC"). The Company retained PWC as its independent accountants effective June 19, 2003.

         During the Company's two most recent fiscal years, and for the subsequent interim period through the date of this Form 8-K, neither the Company nor anyone acting on behalf of the Company engaged PWC regarding any of the items described in Item 304(a)(2) of Regulation S-K.

         Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested KPMG to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit

16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated June 25, 2003

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    BRANDYWINE REALTY TRUST


Date: June 25, 2003                 By:  Gerard H. Sweeney
                                         ------------------------------
                                         Gerard H. Sweeney
                                         President and Chief Executive Officer

EXHIBIT INDEX


Exhibit
  No.                     Description
-------                   -----------

16.1 Letter from KPMG to the Securities and Exchange Commission dated June 25, 2003